MERRILL LYNCH
NEW JERSEY
MUNICIPAL
BOND FUND










FUND LOGO







Semi-Annual Report

January 31, 1996



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch New Jersey
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011






TO OUR SHAREHOLDERS

Although the partial shutdown of the US Government curtailed the release of most economic data in the latter part of the six-month period ended January 31, 1996, it was nonetheless apparent that gross domestic product (GDP) growth was losing momentum. Consumer spending is barely growing, the industrial sector is at a virtual standstill and, despite lower mortgage rates, there is little or no pick-up in housing activity. With inflationary pressures subdued, the Federal Reserve Board responded to the slowing economy by continuing to modestly lower short-term interest rates. Historically, it has taken some time for shifts in monetary policy to have an impact on economic growth. Therefore, the Federal Reserve Board's gradual shift to lowering interest rates, which began early last year, may not be reflected in a pick-up in real economic growth until later this year.

The impasse between the Clinton Administration and Congress over the Federal budget continues, although both sides have made concessions since the debate began. It appears that investors are currently focusing on the progress that has been made rather than on the differences that remain. Initially, President Clinton proposed deficits of about $190 billion annually through fiscal year 2002, but now proposes balanced budgets, as do the Republicans. Current indications are that a piecemeal budget accord is the most likely outcome. Even without the proposed policy changes, it appears that the US Federal budget deficit would remain stable at about 2% of GDP for the rest of the decade. This would be far better than is the case for most Group of Seven industrial nations, and for the United States would represent a great improvement over the last 15 years. Although this may fall short of investors' best expectations, it appears that the Federal budget debate over the past year has resulted in a trend toward a more conservative fiscal policy.

The Municipal Market
The municipal bond market rallied strongly over the six months ended January 31, 1996. Long-term, tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined over 65 basis points (0.65%) to end the January period at 5.69%. Continued weak economic conditions coupled with low inflation fostered a very positive environment for almost all fixed-income investments during the last three months of 1995. Long-term US Treasury bond yields also declined approximately 65 basis points to 6.00% by January 31, 1996. Both US Treasury and long-term tax-exempt bond yields are near their lowest levels in the past two years.

The municipal bond market had to contend with a number of difficulties for much of 1995. Various tax reform proposals have made the future tax advantage of municipal bonds uncertain. This has, at a minimum, reduced the overall demand for tax-exempt securities. At the same time, as municipal bond yields declined, tax-exempt authorities have rushed to issue debt at near historic low yield levels. During the six-month period ended January 31, 1996, approximately $90 billion in municipal securities were underwritten, an increase of over 30% compared to the same period last year. However, as early 1995 issuance was significantly reduced, the last 12 months issuance of approximately $160 billion remained the same as that issued a year earlier. Tax-exempt bond yields declined throughout the six months ended January 31, 1996, despite investor uncertainty and increased supply pressures.

It is likely that the municipal market will regain much of the technical support it enjoyed earlier in 1995. 1995 issuance remained significantly below levels underwritten in 1993, when over $290 billion in long-term tax-exempt securities were issued. Also, municipal investors received over $25 billion in bond maturities, coupon income and early redemptions on January 1, 1996. This $25 billion is almost twice the average monthly issuance for 1995. The amount of outstanding municipal securities will continue to decline throughout 1996 and into early 1997. As the uncertainties surrounding proposed tax reforms are resolved in 1996, the tax-exempt bond market's renewed technical position should provide support to municipal bond prices.

Many of the features that made tax-exempt products attractive to investors last year are still in place. Long-term, A-rated municipal revenue bonds continue to yield well over 90% of comparable US Treasury bond yields. Historically, analysts have considered yields in excess of 82% attractive for long-term investors. For example, currently available tax-exempt bond yields generate taxable equivalent yields in excess of 8.50% for an investor in the 36% Federal income tax bracket. While the uncertainties regarding potential changes in current tax law remain, it appears that, at current price levels, bond investors have discounted at least some of the uncertainty.

Looking ahead, it may be unreasonable to expect to duplicate the double-digit returns produced by most tax-exempt issues in 1995, given current municipal bond yields. Municipal bond yields would have to decline to levels not seen since the 1960s in order to generate such significant returns in the coming years. While the current economic environment may still justify additional declines in interest rates, it may be prudent to expect some period of consolidation before the interest rate decline resumes. Tax-exempt bond market performance in 1996 is likely to be generated more by enhancing current income and limiting credit risk than by significant interest rate declines.

Portfolio Strategy
We were constructive on the fixed-income market during the six months ended January 31, 1996. Throughout the period we sought to acquire new securities which we believed would perform well in an environment of falling interest rates. This strategy was possible as a result of a 65% increase in New Jersey municipal issuance for the six-month period as compared to the corresponding period in 1995. At the same time, we elected to eliminate from the portfolio those securities which we believed had poor performance characteristics. As a result, the portfolio is positioned to be more responsive to changes in interest rates.

Looking ahead, we remain positive on long-term interest rates in response to a backdrop of slow economic growth, low inflation, tight fiscal policy and the return of favorable technical conditions to the New Jersey municipal market. Therefore, we will remain fully invested to seek to enhance the tax-exempt income available to our shareholders and will consider any significant decline in the market as an opportunity to adopt a more aggressive investment strategy.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch New Jersey
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President




(William M. Petty)
William M. Petty
Portfolio Manager



March 6, 1996



We are pleased to announce that William M. Petty is responsible for the day-to-day management of Merrill Lynch New Jersey Municipal Bond Fund. Mr. Petty has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1993 as Vice President and was Assistant Vice President from 1992 to 1993. Prior thereto, he was employed by J.J. Kenny Municipal Bond Brokers as Municipal Bond Broker from 1990 to 1992.

PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.






Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 12/31/95                       +15.32%        +10.71%
Five Years Ended 12/31/95                 + 8.01         + 7.14
Inception (8/31/90)
through 12/31/95                          + 8.30         + 7.48

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 12/31/95                       +14.73%        +10.73%
Five Years Ended 12/31/95                 + 7.47         + 7.47
Inception (8/31/90)
through 12/31/95                          + 7.76         + 7.76

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 12/31/95                       +14.61%        +13.61%
Inception (10/21/94)
through 12/31/95                          +11.32         +11.32

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 12/31/95                       +15.20%        +10.59%
Inception (10/21/94)
through 12/31/95                          +11.90         + 8.14

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



PERFORMANCE DATA (continued)


Performance Summary--Class A Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
8/31/90-12/31/90         $10.00       $10.17           --                   $0.236           + 4.10%
1991                      10.17        10.57         $0.007                  0.704           +11.27
1992                      10.57        10.78          0.036                  0.649           + 8.73
1993                      10.78        11.39          0.015                  0.635           +11.94
1994                      11.39        10.15           --                    0.579           - 5.86
1995                      10.15        11.09           --                    0.579           +15.32
1/1/96-1/31/96            11.09        11.10           --                    0.033           + 0.48
                                                     ------                 ------
                                               Total $0.058           Total $3.415

                                                      Cumulative total return as of 1/31/96: +53.79%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
8/31/90-12/31/90         $10.00       $10.17           --                   $0.219           + 3.92%
1991                      10.17        10.57         $0.007                  0.651           +10.72
1992                      10.57        10.79          0.036                  0.595           + 8.28
1993                      10.79        11.39          0.015                  0.579           +11.27
1994                      11.39        10.15           --                    0.526           - 6.33
1995                      10.15        11.09           --                    0.525           +14.73
1/1/96-1/31/96            11.09        11.11           --                    0.029           + 0.54
                                                     ------                 ------
                                               Total $0.058           Total $3.124

                                                      Cumulative total return as of 1/31/96: +49.79%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



Performance Summary--Class C Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
10/21/94-12/31/94        $10.34       $10.15           --                   $0.103           - 0.83%
1995                      10.15        11.09           --                    0.513           +14.61
1/1/96-1/31/96            11.09        11.10           --                    0.029           + 0.44
                                                                            ------
                                                                      Total $0.645

                                                      Cumulative total return as of 1/31/96: +14.16%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance Summary--Class D Shares
                           Net Asset Value        Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
10/21/94-12/31/94        $10.34       $10.15           --                   $0.113           - 0.72%
1995                      10.15        11.09           --                    0.568           +15.20
1/1/96-1/31/96            11.09        11.11           --                    0.032           + 0.56
                                                                            ------
                                                                      Total $0.713

                                                      Cumulative total return as of 1/31/96: +15.01%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.




Recent Performance Results
                                                                               12 Month    3 Month
                                               1/31/96  10/31/95   1/31/95     % Change    % Change
Class A Shares*                                 $11.10    $10.87    $10.37      + 7.04%     +2.12%
Class B Shares*                                  11.11     10.87     10.37      + 7.14      +2.21
Class C Shares*                                  11.10     10.87     10.37      + 7.04      +2.12
Class D Shares*                                  11.11     10.87     10.37      + 7.14      +2.21
Class A Shares--Total Return*                                                   +12.92(1)   +3.45(2)
Class B Shares--Total Return*                                                   +12.45(3)   +3.41(4)
Class C Shares--Total Return*                                                   +12.23(5)   +3.29(6)
Class D Shares--Total Return*                                                   +12.91(7)   +3.52(8)
Class A Shares--Standardized 30-day Yield         4.30%
Class B Shares--Standardized 30-day Yield         3.97%
Class C Shares--Standardized 30-day Yield         3.87%
Class D Shares--Standardized 30-day Yield         4.20%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.577 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.143 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.523 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.130 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.511 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.127 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.567 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.141 per share ordinary income dividends.




PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New Jersey Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
CARS    Complementary Auction Rate Securities
EDA     Economic Development Authority
GO      General Obligation Bonds
M/F     Multi-Family
RITR    Residual Interest Trust Receipts
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
S&P     Moody's      Face                                                                                         Value
Ratings Ratings     Amount                               Issue                                                  (Note 1a)
New Jersey--91.4%
A-       NR*        $ 1,000   Atlantic City, New Jersey, Municipal Utilities Authority, Water Systems
                              Revenue Bonds, 7.75% due 5/01/2000 (g)                                            $  1,156

                              Atlantic County, New Jersey, Utilities Authority, Solid Waste Revenue
                              Bonds:
NR*      Ba           2,800     7% due 3/01/2008                                                                   2,908
NR*      Ba           1,400     7.125% due 3/01/2016                                                               1,456

                              Cape May County, New Jersey, Industrial Pollution Control Financing
                              Authority Revenue Bonds (Atlantic City Electric Company Project),
                              Series A (d):
AAA      Aaa          6,000     AMT, 7.20% due 11/01/2029                                                          6,990
AAA      Aaa          4,500     Refunding, 6.80% due 3/01/2021                                                     5,546

AAA      Aaa          4,000   Essex County, New Jersey, Improvement Authority Revenue Bonds
                              (Irvington Township School District), 6.625% due 10/01/2002 (g)(h)                   4,604

AA       A            3,200   Jersey City, New Jersey, School GO, UT, 6.65% due 2/15/2017                          3,543

AAA      Aaa          3,250   Landis, New Jersey, Sewer Authority Revenue Bonds, CARS, 7.351% due
                              9/19/2019 (f)(j)                                                                     3,571

NR*      NR*          5,750   Middlesex County, New Jersey, Pollution Control Financing Authority,
                              Revenue Refunding Bonds (Amerada Hess), 6.875% due 12/01/2022                        6,022

AAA      Aaa          1,100   Middlesex County, New Jersey, Utilities Authority, Sewer Revenue Bonds,
                              Series A, 6.50% due 3/15/2001 (f)(g)                                                 1,235

AAA      Aaa          2,000   Monmouth County, New Jersey, Improvement Authority, Sewer Facilities
                              Revenue Refunding Bonds, 6.75% due 2/01/2001 (d)(g)                                  2,264

NR*      VMIG1++        100   New Jersey, EDA, Dock Facility, Revenue Refunding Bonds (Bayonne/IMTT
                              Project), VRDN, Series A, 3.75% due 12/01/2027 (a)                                     100

BB+      Baa2         2,000   New Jersey, EDA, Economic Development Revenue Bonds (American Airlines
                              Inc. Project), AMT, 7.10% due 11/01/2031                                             2,159

                              New Jersey, EDA, Educational Testing Services Revenue Bonds (d):
AAA      Aaa          5,000     Series A, 6% due 5/15/2025                                                         5,303
AAA      Aaa          2,500     Series B, 6.25% due 5/15/2025                                                      2,706

A        A1           4,500   New Jersey, EDA, Lease Rental Revenue Bonds (Liberty State Park
                              Project), 6.80% due 3/15/2022                                                        4,904

AAA      Aaa          8,750   New Jersey, EDA, Natural Gas Facilities, Revenue Refunding Bonds
                              (NUI Corp.), Series A, 6.35% due 10/01/2022 (c)                                      9,582


SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
S&P     Moody's      Face                                                                                         Value
Ratings Ratings     Amount                               Issue                                                  (Note 1a)
New Jersey (continued)

AAA      Aaa        $ 2,500   New Jersey, EDA, Revenue Refunding Bonds (RWJ Health Care
                              Corporation), 6.50% due 7/01/2024 (h)                                             $  2,783

                              New Jersey Health Care Facilities Financing Authority Revenue
                              Bonds:
AAA      Aaa          2,000     (JFK Health Systems Obligation Group), 5.625% due 7/01/2020 (f)                    2,024
BBB+     NR*            665     (Pascack Valley Hospital Association), 6.90% due 7/01/2021                           702
A-       A            2,000     Refunding (Atlantic City Medical Center), Series C, 6.80%
                                due 7/01/2011                                                                      2,195
BBB      Baa          4,980     Refunding (Englewood Hospital & Medical Center), 6.75% due 7/01/2024               5,258
AAA      Aaa          2,000     Refunding (Hackensack Medical Center), 6.625% due 7/01/2017 (f)                    2,212
AAA      Aaa          7,745     Refunding (Jersey Shore Medical Center), 6.75% due 7/01/2019 (c)                   8,820
BBB-     Baa          2,950     (Saint Elizabeth Hospital), Series B, 8.25% due 7/01/2020                          3,237

A1+      VMIG1++        200   New Jersey Sports and Exposition Authority Revenue Bonds (State
                              Contract), VRDN, Series C, 2.85% due 9/01/2024 (a)(d)                                  200

                              New Jersey State Educational Facilities Authority Revenue Bonds
                              (Seton Hall University Project):
AAA      Aaa          2,000     Series C, 6.85% due 7/01/2019 (e)                                                  2,194
BBB      Baa1           500     Series D, 7% due 7/01/2021                                                           551

                              New Jersey State Housing and Mortgage Finance Agency,
                              Home Buyer Revenue Bonds (d):
AAA      Aaa            805     AMT, Series B, 7.90% due 10/01/2022                                                  848
AAA      Aaa          5,000     AMT, Series M, 7% due 10/01/2026                                                   5,276
AAA      Aaa            725     Series A, 7.50% due 4/01/2015                                                        773

A+       NR*          1,115   New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                              Revenue Bonds (Mont Clarion Project), AMT, Series J, 7.70% due 11/01/2029            1,192

AAA      NR*         10,410   New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                              Revenue Refunding Bonds (Presidential Plaza), 6.95% due 5/01/2013 (i)               11,126

                              New Jersey State Transportation Trust Fund Authority, Refunding (d):
AAA      Aaa         14,700     RITR, Series B, 7.945% due 6/15/2014 (j)                                          16,060
AAA      Aaa          6,335     Series A, 5% due 6/15/2015                                                         6,189

AAA      Aaa          5,365   New Jersey State Turnpike Authority, Turnpike Revenue Refunding
                              Bonds, Series C, 6.50% due 1/01/2016 (d)                                             6,238

AAA      Aaa          3,000   New Jersey Water Supply Authority Revenue Bonds (Delaware and
                              Raritan System), AMT, 7.875% due 11/01/2013 (d)                                      3,316

NR*      A1           4,135   Passaic County, New Jersey, Refunding Bonds, UT, Series A, 6%
                              due 9/01/2007                                                                        4,630

AAA      Aaa          2,120   Passaic Valley, New Jersey, Water Commission Water Supply Revenue
                              Bonds, Series A, 6.40% due 12/15/2002 (f)(g)                                         2,419

                              Port Authority of New York and New Jersey, Consolidated Bonds:
AA-      A1           6,800     69th Series, 7.125% due 6/01/2025                                                  7,509
AA-      A1           5,250     72nd Series, 7.35% due 10/01/2002 (g)                                              6,252
AA-      A1           2,000     78th Series, 6.50% due 4/15/2011                                                   2,181
AA-      A1           2,000     83rd Series, 6.375% due 10/15/2017                                                 2,172
AAA      Aaa          3,300     96th Series, AMT, 6.60% due 10/01/2023 (f)                                         3,623
AAA      Aaa          5,000     104th Series, 4.75% due 1/15/2026 (c)                                              4,589


SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
S&P     Moody's      Face                                                                                         Value
Ratings Ratings     Amount                               Issue                                                  (Note 1a)
New Jersey (concluded)

AA       A1         $ 1,000   Rutgers State University, New Jersey, University Revenue Bonds,
                              Series P, 6.85% due 5/01/2021                                                     $  1,112

                              South Brunswick Township, New Jersey, Board of Education Revenue
                              Bonds, UT (f):
AAA      Aaa          1,215     6.40% due 8/01/2015                                                                1,327
AAA      Aaa          1,000     6.40% due 8/01/2016                                                                1,091

AAA      Aaa          2,500   Trenton, New Jersey, GO, UT, 6.55% due 8/15/2009 (d)                                 2,804

                              University of Medicine and Dentistry, New Jersey, Revenue Bonds (g):
AA       A            1,170     Refunding, Series D, 6.50% due 12/01/2001                                          1,329
AA       A            2,750     Series E, 6.50% due 12/01/2001                                                     3,123

AAA      Aaa          3,805   West New York, New Jersey, Municipal Utilities Authority, Sewer Revenue
                              Refunding Bonds, 5.601%** due 12/15/2019 (f)                                         1,062


Puerto Rico-- 5.9%


AAA      Baa1         2,760   Puerto Rico Commonwealth, Aqueduct and Sewer Authority Revenue Bonds,
                              Series A, 7.875% due 7/01/1998 (g)                                                   3,077

AAA      NR*          1,000   Puerto Rico Commonwealth, Highway Authority, Highway Revenue Bonds,
                              Series Q, 7.75% due 7/01/2000 (g)                                                    1,169

BBB+     Baa1         1,195   Puerto Rico Commonwealth, Infrastructure Special Financing Authority
                              Revenue Bonds, Series A, 7.75% due 7/01/2008                                         1,312

AAA      NR*          2,055   Puerto Rico Commonwealth, Public Improvement Bonds, GO, 7.70% due
                              7/01/2000 (g)                                                                        2,398

A-       Baa1         2,250   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                              Series S, 7% due 7/01/2006                                                           2,640

AA       Aa3          1,500   Puerto Rico Industrial, Medical and Environmental Pollution Control
                              Facilities, Financing Authority Revenue Bonds (Motorola Inc. Project),
                              Series A, 6.75% due 1/01/2014                                                        1,659

Total Investments (Cost--$187,395)--97.3%                                                                        202,721

Other Assets Less Liabilities--2.7%                                                                                5,632
                                                                                                                --------
Net Assets--100.0%                                                                                              $208,353
                                                                                                                ========



(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
(b)Interest secured by escrow.
(c)AMBAC Insured.
(d)MBIA Insured.
(e)BIG Insured.
(f)FGIC Insured.
(g)Prerefunded.
(h)FSA Insured.
(i)FHA Collateralized.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 1996.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.


See Notes to Financial Statements.




FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1996
Assets:             Investments, at value (identified cost--$187,394,713) (Note 1a)                         $202,721,022
                    Cash                                                                                          75,530
                    Receivables:
                      Securities sold                                                      $  8,016,659
                      Interest                                                                2,660,831
                      Beneficial interest sold                                                  364,171       11,041,661
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       1,286
                    Prepaid expenses and other assets (Note 1e)                                                   27,271
                                                                                                            ------------
                    Total assets                                                                             213,866,770
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    4,608,532
                      Beneficial interest redeemed                                              415,095
                      Dividends to shareholders (Note 1f)                                       249,716
                      Investment adviser (Note 2)                                                93,832
                      Distributor (Note 2)                                                       68,835        5,436,010
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        77,810
                                                                                                            ------------
                    Total liabilities                                                                          5,513,820
                                                                                                            ------------

Net Assets:         Net assets                                                                              $208,352,950
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    349,066
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                      1,474,499
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         26,991
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         25,538
                    Paid-in capital in excess of par                                                         196,705,470
                    Accumulated realized capital losses on investments--net (Note 5)                          (5,554,923)
                    Unrealized appreciation on investments--net                                               15,326,309
                                                                                                            ------------
                    Net assets                                                                              $208,352,950
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $38,761,989 and 3,490,656 shares
                    of beneficial interest outstanding                                                      $      11.10
                                                                                                            ============
                    Class B--Based on net assets of $163,757,066 and 14,744,989 shares
                    of beneficial interest outstanding                                                      $      11.11
                                                                                                            ============
                    Class C--Based on net assets of $2,997,091 and 269,906 shares
                    of beneficial interest outstanding                                                      $      11.10
                                                                                                            ============
                    Class D--Based on net assets of $2,836,804 and 255,376 shares
                    of beneficial interest outstanding                                                      $      11.11
                                                                                                            ============

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                               For the Six Months Ended
                                                                                                        January 31, 1996
Investment Income   Interest and amortization of premium and discount earned                                $  6,286,355
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    574,472
                    Account maintenance and distribution fees--Class B (Note 2)                 412,669
                    Transfer agent fees--Class B (Note 2)                                        44,382
                    Professional fees                                                            32,289
                    Accounting services (Note 2)                                                 31,719
                    Printing and shareholder reports                                             29,269
                    Transfer agent fees--Class A (Note 2)                                         8,780
                    Custodian fees                                                                5,919
                    Registration fees (Note 1e)                                                   5,885
                    Account maintenance and distribution fees--Class C (Note 2)                   5,850
                    Trustees' fees and expenses                                                   5,143
                    Pricing fees                                                                  4,487
                    Account maintenance fees--Class D (Note 2)                                    1,272
                    Amortization of organization expenses (Note 1e)                                 656
                    Transfer agent fees--Class C (Note 2)                                           579
                    Transfer agent fees--Class D (Note 2)                                           568
                    Other                                                                         2,899
                                                                                           ------------
                    Total expenses                                                                             1,166,838
                                                                                                            ------------
                    Investment income--net                                                                     5,119,517
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,409,979
Unrealized Gain     Change in unrealized appreciation on investments--net                                      6,150,448
on Investments                                                                                              ------------
--Net (Notes        Net Increase in Net Assets Resulting from Operations                                    $ 12,679,944
1b, 1d & 3):                                                                                                ============

                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                           For the Six       For the Year
                                                                                           Months Ended         Ended
                                                                                           January 31,         July 31,
Increase (Decrease) in Net Assets:                                                             1996              1995
Operations:         Investment income--net                                                 $  5,119,517     $ 10,826,491
                    Realized gain (loss) on investments--net                                  1,409,979       (2,749,284)
                    Change in unrealized appreciation on investments--net                     6,150,448        3,708,463
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     12,679,944       11,785,670
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                (1,044,666)      (2,302,263)
(Note 1f):            Class B                                                                (3,963,023)      (8,428,820)
                      Class C                                                                   (45,607)         (23,237)
                      Class D                                                                   (66,221)         (72,171)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (5,119,517)     (10,826,491)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                    (6,437,542)     (18,720,933)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                   1,122,885      (17,761,754)
                    Beginning of period                                                     207,230,065      224,991,819
                                                                                           ------------     ------------
                    End of period                                                          $208,352,950     $207,230,065
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                           Class A
                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1996      1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  10.71   $  10.63  $  11.23  $  11.03   $  10.37
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .29        .58       .58       .62        .66
                    Realized and unrealized gain (loss) on
                    investments--net                                       .39        .08      (.55)      .24        .70
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .68        .66       .03       .86       1.36
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.29)      (.58)     (.58)     (.62)      (.66)
                      Realized gain on investments--net                     --         --        --      (.04)      (.04)
                      In excess of realized gain on
                      investments--net                                      --         --      (.05)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.29)      (.58)     (.63)     (.66)      (.70)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.10   $  10.71  $  10.63  $  11.23   $  11.03
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.40%+++   6.51%      .19%     8.15%     13.57%
Return:**                                                             ========   ========  ========  ========   ========


Ratios to           Expenses, net of reimbursement                        .71%*      .74%      .69%      .71%       .60%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .71%*      .74%      .69%      .72%       .77%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.30%*     5.57%     5.28%     5.62%      6.15%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 38,762   $ 39,482  $ 46,669  $ 47,024   $ 35,042
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  19.08%     57.17%    65.97%    16.28%     29.58%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

Financial Highlights (continued)
                                                                                           Class B
                                                                       For the
The following per share data and ratios have been derived             Six Months
from information provided in the financial statements.                  Ended
                                                                       Jan. 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1996      1995      1994      1993       1992
Per Share           Net asset value, beginning of period              $  10.71   $  10.63  $  11.23  $  11.03   $  10.37
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .26        .53       .53       .56        .61
                    Realized and unrealized gain (loss) on
                    investments--net                                       .40        .08      (.55)      .24        .70
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .66        .61      (.02)      .80       1.31
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.26)      (.53)     (.53)     (.56)      (.61)
                      Realized gain on investments--net                     --         --        --      (.04)      (.04)
                      In excess of realized gain on
                      investments--net                                      --         --      (.05)       --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.26)      (.53)     (.58)     (.60)      (.65)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.11   $  10.71  $  10.63  $  11.23   $  11.03
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.23%+++   5.97%     (.31%)    7.61%     13.10%
Return:**                                                             ========   ========  ========  ========   ========


Ratios to           Expenses, net of reimbursement                       1.21%*     1.25%     1.20%     1.21%      1.10%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.21%*     1.25%     1.20%     1.22%      1.28%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.79%*     5.06%     4.77%     5.11%      5.67%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $163,757   $164,020  $178,322  $170,652   $129,475
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  19.08%     57.17%    65.97%    16.28%     29.58%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                     Class C               Class D
                                                                              For the     For the    For the     For the
                                                                                Six        Period      Six       Period
The following per share data and ratios have been derived                      Months   October 21,   Months   October 21,
from information provided in the financial statements.                          Ended    1994++ to    Ended     1994++ to
                                                                             January 31, July 31,  January 31,   July 31,
Increase (Decrease) in Net Asset Value:                                         1996        1995       1996        1995
Per Share           Net asset value, beginning of period                      $  10.71   $  10.34    $  10.71   $  10.34
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .26        .40         .28        .44
                    Realized and unrealized gain on investments--net               .39        .37         .40        .37
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .65        .77         .68        .81
                                                                              --------   --------    --------   --------
                    Less dividends from investment income--net                    (.26)      (.40)       (.28)      (.44)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  11.10   $  10.71    $  11.11   $  10.71
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           6.08%+++   7.62%+++    6.44%+++   8.05%+++
Return:**                                                                     ========   ========    ========   ========


Ratios to           Expenses                                                     1.32%*     1.39%*       .81%*      .86%*
Average                                                                       ========   ========    ========   ========
Net Assets:         Investment income--net                                       4.66%*     4.83%*      5.19%*     5.45%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  2,997   $  1,337    $  2,837   $  2,390
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          19.08%     57.17%      19.08%     57.17%
                                                                              ========   ========    ========   ========



                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.





NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch New Jersey Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class
B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.


NOTES TO FINANCIAL STATEMENTS (continued)

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed expense limitations at the time of payment.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account
                                        Maintenance   Distribution
                                            Fee            Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1996, MLFD earned underwriting discounts and commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                        MLFD          MLPF&S

Class A                                  $505         $6,639
Class D                                  $495         $3,920


For the six months ended January 31, 1996, MLPF&S received contingent deferred sales charges of $153,372 and $1,949 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1996 were $38,237,448 and $58,514,172, respectively.

Net realized and unrealized gains (losses) as of January 31, 1996 were as follows:


                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments            $  1,811,867   $ 15,326,309
Financial futures contracts          (401,888)            --
                                 ------------   ------------
Total                            $  1,409,979   $ 15,326,309
                                 ============   ============


As of January 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $15,326,309, of which $15,390,069 related to appreciated securities and $63,760 related to depreciated securities. The aggregate cost of investments at January 31, 1996 for Federal income tax purposes was $187,394,713.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $6,437,542 and $18,720,933 for the six months ended January 31, 1996 and for the year ended July 31, 1995, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                            93,011   $  1,010,188
Shares issued to share-
holders in reinvestment of
dividends                              45,019        489,524
                                  -----------   ------------
Total issued                          138,030      1,499,712
Shares redeemed                      (334,571)    (3,646,783)
                                  -----------   ------------
Net decrease                         (196,541)  $ (2,147,071)
                                  ===========   ============



Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           285,352   $  2,994,554
Shares issued to share-
holders in reinvestment of
dividends                             107,747      1,124,074
                                  -----------   ------------
Total issued                          393,099      4,118,628
Shares redeemed                    (1,096,857)   (11,448,312)
                                  -----------   ------------
Net decrease                         (703,758)  $ (7,329,684)
                                  ===========   ============

Class B Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                         1,006,353   $ 10,973,006
Shares issued to share-
holders in reinvestment of
dividends                             191,835      2,085,759
                                  -----------   ------------
Total issued                        1,198,188     13,058,765
Shares redeemed                    (1,761,773)   (19,209,481)
Automatic conversion of
shares                                 (6,897)       (75,147)
                                  -----------   ------------
Net decrease                         (570,482)  $ (6,225,863)
                                  ===========   ============



Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                         2,388,253   $ 24,978,371
Shares issued to share-
holders in reinvestment of
dividends                             432,890      4,516,904
                                  -----------   ------------
Total issued                        2,821,143     29,495,275
Shares redeemed                    (4,280,646)   (44,462,443)
Automatic conversion of
shares                                   (534)        (5,764)
                                  -----------   ------------
Net decrease                       (1,460,037)  $(14,972,932)
                                  ===========   ============



NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                           166,396   $  1,815,104
Shares issued to share-
holders in reinvestment of
dividends                               2,469         26,907
                                  -----------   ------------
Total issued                          168,865      1,842,011
Shares redeemed                       (23,828)      (260,022)
                                  -----------   ------------
Net increase                          145,037   $  1,581,989
                                  ===========   ============



Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                           133,835   $  1,406,245
Shares issued to share-
holders in reinvestment of
dividends                               1,527         16,223
                                  -----------   ------------
Total issued                          135,362      1,422,468
Shares redeemed                       (10,493)      (112,724)
                                  -----------   ------------
Net increase                          124,869   $  1,309,744
                                  ===========   ============

[FN]
++Commencement of Operations.



Class D Shares for the Six Months                   Dollar
Ended January 31, 1996                Shares        Amount

Shares sold                            55,888   $    614,757
Automatic conversion of
shares                                  6,897         75,147
Shares issued to share-
holders in reinvestment of
dividends                               2,185         23,780
                                  -----------   ------------
Total issued                           64,970        713,684
Shares redeemed                       (32,754)      (360,281)
                                  -----------   ------------
Net increase                           32,216   $    353,403
                                  ===========   ============

Class D Shares for the Period
Oct. 21, 1994++ to                                  Dollar
July 31, 1995                         Shares        Amount

Shares sold                           254,777   $  2,604,492
Automatic conversion of
shares                                    534          5,764
Shares issued to share-
holders in reinvestment of
dividends                               1,732         18,389
                                  -----------   ------------
Total issued                          257,043      2,628,645
Shares redeemed                       (33,883)      (356,706)
                                  -----------   ------------
Net increase                          223,160   $  2,271,939
                                  ===========   ============

[FN]
++Commencement of Operations.



5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $5,019,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
William M. Petty, Portfolio Manager
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863